SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           Advanced Photonix, Inc.
___________________________________________________________________________
             (Name of Registrant as Specified in Its Charter)
___________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11.
   (1) Title of each class of securities to which transaction applies:
   ________________________________________________________________________
   (2) Aggregate number of securities to which transaction applies:
   ________________________________________________________________________
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   ________________________________________________________________________
   (4) Proposed maximum aggregate value of transaction:
   ________________________________________________________________________
   (5) Total fee paid:
   ________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    _______________________________________________________________________
    (2) Form, Schedule or Registration Statement No.:
    _______________________________________________________________________
    (3) Filing Party:
    _______________________________________________________________________
    (4) Date filed:
    _______________________________________________________________________

                    Notice of Annual Meeting of Stockholders
                                   To Be Held
                                 August 25, 2000

To the Stockholders of Advanced Photonix, Inc.:

You are invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Advanced Photonix, Inc. (the "Company"), which will be held at the Company's corporate office, 1240 Avenida Acaso, Camarillo, California, at 10:00 a.m., Pacific time, on August 25, 2000, to consider the following matters:

(1) The election of four Directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The persons nominated by the Board of Directors (M. Scott Farese, Brock Koren, Richard D. Kurtz and Stephen P. Soltwedel) are described in the accompanying Proxy Statement.

(2)   The approval of the proposed Advanced Photonix, Inc. 2000 Stock Option
      Plan.

(3) The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on July 28, 2000 as the record date for the Annual Meeting. Only stockholders of record of the Company's Common Stock at the close of business on July 28, 2000 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.

The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

A complete list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting, at the Company's principal office, 1240 Avenida Acaso, Camarillo, CA 93012.

Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card and return it without delay in the enclosed postage prepaid envelope. Your proxy will not be used if you are present and prefer to vote in person or if you revoke the proxy.

                                              By Order of the Board of Directors

                                              /s/ Susan A. Schmidt
                                              Susan A. Schmidt
July 31, 2000                                 Secretary

                                 Proxy Statement
                         Annual Meeting of Stockholders
                                 August 25, 2000

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Advanced Photonix, Inc., a Delaware corporation (the "Company"), for use at the 2000 Annual Meeting of Stockholders of the Company and for any adjournments or postponements thereof (the "Annual Meeting") to be held at the Company's corporate office, 1240 Avenida Acaso, Camarillo, California, at 10:00 a.m., Pacific time, on August 25, 2000, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may vote as to the proposal described in this Proxy Statement.

The Board of Directors recommends a vote FOR the election of directors and approval of the 2000 Stock Option plan described in this Proxy Statement. All Proxies that are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted FOR the election of the nominees of the Board of Directors for Director and FOR the adoption of the 2000 Stock Option Plan. The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in the Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its offices at 1240 Avenida Acaso, Camarillo, CA 93012, either a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

This  Proxy  Statement  and  the  accompanying   Notice  of  Annual  Meeting  of
Stockholders, Proxy and 2000 Annual Report to Stockholders are being sent to stockholders on or about July 31, 2000.

                                VOTING SECURITIES

July 28, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of that date, the Company had outstanding 12,190,848 shares of Class A and Class B Common Stock, $.001 par value. The presence, in person or by proxy, of stockholders entitled to cast a majority of votes which stockholders are entitled to cast in the election of Directors will constitute a quorum for the Annual Meeting. Holders of Class A and Class B Common Stock are entitled to one vote for each share owned upon all matters to be considered at the Annual Meeting. As a plurality of votes cast is required for the election of directors, abstentions and broker non-votes will have no effect on the outcome of such election. As the affirmative vote of a majority of votes represented at the meeting by the Class A and Class B Common Stock (voting together as a class) in person or represented by proxy is necessary for Proposal 2 (adoption of the 2000 Stock Option Plan), an abstention will have the same effect as a negative vote but "broker non-votes" will have no effect on the outcome of the vote.

Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may vote those shares in their discretion, depending on the type of proposal involved. The Corporation believes that, in accordance with American Stock Exchange rules applicable to such voting by brokers, brokers will have discretionary authority to vote with respect to any shares as to which no instructions are received from beneficial owners with respect to the election of directors, but will have no such authority with respect to Proposal 2. Shares as to which brokers have not exercised such discretionary authority or received instructions from beneficial owners are considered "broker non-votes."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of July 17, 2000, certain information concerning the holdings of each person who was known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Class A or Class B Common Stock of the Company, by each director and executive officers and by all directors and officers as a group. The outstanding Class B Common Stock represents only 0.3% of the total outstanding shares.

                                               Class A Common Stock
                                 -----------------------------------------------
                                                   Shares Under
                                     Shares        Exercisable        Percent
                                      Owned     Options/Warrants(1)   Voting(2)
                                      -----     -----------------     ------
James A. Delaney III(3)              632,800           -                5.2
Brock Koren(4)                          -            65,000              .5
Paul Sharman(4)                         -            20,400              .2
M. Scott Farese(4)                    10,000         12,500              .2
Susan A. Schmidt(4)                      500           -                 -
Richard A. Kurtz(4)                     -              -                 -
Stephen P. Soltwedel(4)                 -              -                 -

Directors & Officers as a Group       11,000         97,900              .9


1 Includes shares under options exercisable on July 17, 2000 and options which become exercisable within 60 days thereafter.

2 Represents combined voting power of both Class A and Class B Common Stock, assuming beneficial owner exercises all exercisable options and warrants. None of the named beneficial owners owned Class B Common Stock and there are no Class B derivatives outstanding.

3 The address of this shareholder is 633 Ardsley Road, Winnetka, IL  60093.

4 The address of this shareholder is c/o Advanced Photonix, Inc. 1240 Avenida
  Acaso, Camarillo, CA 93012.


ELECTION OF DIRECTORS
A Board of four Directors of the Company is to be elected at the Annual Meeting, each to serve, subject to the provisions of the Company's by-laws, until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified. It is management's recommendation that the accompanying form of Proxy be voted FOR the election as Directors of the four persons named below, all of whom are currently Directors of the Company. The Board of Directors believes that the nominees named below are willing to serve as Directors. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors. The Board of Directors does not have a nominating committee. After this election, three vacancies will exist on the Board that are not intended to be filled at this time.

The following persons are nominees for election as Directors:

      Name                     Age                Position
      ----                     ---                --------
Richard D. Kurtz               48                 Chairman of the Board

Brock Koren                    36                 President and Chief Executive
                                                  Officer

M. Scott Farese                43                 Director

Stephen P. Soltwedel           53                 Director

Set forth below is certain  information  relating  to the other  officers of the
Company:

         Name                  Age                Position
         ----                  ---                --------
Susan A. Schmidt               35                 Chief Financial Officer and
                                                  Secretary

Paul Sharman                   42                 Vice President, Operations


Richard D. Kurtz, Chairman of the Board
---------------------------------------
Mr.Kurtz became a director of the Company in February 2000. He is currently
Vice President Sales and Marketing for Filtertek Inc. in Hebron, IL. Filtertek is the largest worldwide producer of custom filtration products and fluid control devices and the world's largest manufacturer of custom molded filter elements. Filtertek is a subsidiary of ESCO Electronics Corporation. Mr. Kurtz joined Filtertek in 1988 as a Sales Engineer and was subsequently promoted to Automotive Sales Manager before assuming his present responsibilities. Mr. Kurtz received his Bachelor of Arts degree in Economics from Michigan State University and his Master of Business Administration degree from Eastern Michigan University.

Brock Koren, President and Chief Executive Officer
--------------------------------------------------
Mr. Koren joined the Company in July 1998 and was promoted from Vice President, Sales and Marketing to President and Chief Executive Officer in October 1999. From 1992 until 1998, he was a regional sales engineer responsible for technical sales in Southern California of all Hamamatsu photonic products including Photomultiplier Tubes. Hamamatsu is a leading manufacturer of devices for generation and measurement of infrared, visible, and ultraviolet light, and is the largest manufacturer of PMTs in the world. Mr Koren received his Bachelor of Science Degree in Electrical Engineering from California State University, Long Beach, California.

M. Scott Farese, Director
-------------------------
Mr. Farese became a director of the Company in August 1998. He is currently a Regional Sales Manager for Filtertek Inc. Mr. Farese joined Filtertek in 1991. Mr. Hayden Leason, former Chairman of the Board, founded Filtertek which he sold in 1992 to Schawk Inc. Mr. Farese is the son-in-law of Mr. Leason.

Stephen P. Soltwedel, Director
------------------------------
Mr. Soltwedel became a director of the Company in February 2000. He is currently Vice President and Chief Financial Officer of Filtertek Inc. Mr. Soltwedel joined Filtertek in 1972 and was elected Vice President, Secretary and Treasurer of Filtertek Inc. and its sister corporation, Filtertek de Puerto Rico, Inc. in 1979. Mr. Soltwedel held those positions until 1992, when controlling interest in Filtertek was sold to Schawk Inc., and he was elected Vice President and Chief Financial Officer of Filtertek Inc., a wholly owned subsidiary of ESCO Electronics. Mr. Soltwedel holds a bachelor's degree in accounting from Madison Business College.

Susan A. Schmidt, Chief Financial Officer and Secretary
-------------------------------------------------------
Ms. Schmidt joined the Company in March 2000. From 1997 to 2000, she was Director of Finance - Amphitheaters for SFX Entertainment, Inc. in Encino, CA. SFX is a New York-based promoter and producer of live entertainment events. Ms. Schmidt held financial responsibilities for two southern California amphitheaters operated by SFX. From 1992 to 1997 she was Controller for Revchem Plastics, Inc., a full-line distribution company serving the reinforced plastics industry, and Durall Plastics,Inc., Revchem Plastics Inc.'s sister manufacturing company in Rialto, CA. Ms. Schmidt received her Bachelor of Science degree in Business Administration-Accounting from California State University, San Bernardino.

Paul Sharman, Vice President Operations
---------------------------------------
Mr. Sharman joined API in June 1990. Mr. Sharman started in the Quality department and has held the positions of Director of Quality and Reliability, Director of Operations, and in March 2000, he was promoted to Vice President of Operations. Mr. Sharman holds an HND in Mechanical engineering from the Rotherham College of Technology and an IQAD in Quality Assurance from South Downs College.

Directors serve annual terms until the next annual meeting of stockholders and until their successors are elected and qualified. Officers serve at the pleasure of the Board of Directors.

Compliance with Section 16(a) of the Securities Exchange Act of 1934
--------------------------------------------------------------------
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively the "Reporting Persons") to file reports of beneficial ownership and changes in beneficial ownership of the Company's equity securities with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based solely on its review of the copies of the forms received by it, the Company believes that all of its officers and directors complied with all filing requirements applicable to them, except with respect to the late filing of Form 3 by Paul Sharman to report initial ownership of securities upon being appointed to an executive office in March 2000, which was reported on Form 5 in May 2000; the late filing of a Form 4 by Hayden Leason (former Chairman of the Board) to report a March 2000 exercise of stock options and sale of stock, which Form 4 was filed in May 2000; and the late filing of a Form 5 by M. Scott Farese to report a January 2000 option grant and a February 2000 exercise of stock options and sale of stock, which Form 5 was filed in May 2000.

Meetings and Committees of the Board of Directors
-------------------------------------------------
The Board of Directors held six meetings during the fiscal year ended March 26, 2000 and acted by unanimous consent on one occasion. The Board of Directors has the following standing committees: Audit Committee and Compensation Committee. The Audit Committee reviews the accounting principles, the controls and scope of the audit practices of the Company, and makes reports and recommendations to the Board of Directors on those matters and with respect to the independent auditor. It met one time in fiscal 2000. The members of the Audit Committee are Mr. Farese, Mr. Kurtz and Mr. Soltwedel. The Compensation Committee was established to evaluate directors and management compensation plans as well as the Company's stock option and incentive plans. It met three times in fiscal 2000 and acted by unanimous written consent on one occasion. The members of the Compensation Committee are Mr. Farese and Mr. Kurtz.


APPROVAL OF 2000 STOCK OPTION PLAN OF ADVANCED PHOTONIX, INC.
The Board of Directors has adopted, subject to shareholder approval, and recommends the adoption of the proposed 2000 Stock Option Plan ("2000 Plan"), under which options may be granted for an aggregate of 1,500,000 shares of Class A Common Stock prior to July 24, 2010. All employees and directors of, and consultants and advisors to, the Company and its subsidiaries are eligible to participate in the 2000 Plan.

The following description of the 2000 Plan is qualified in its entirety by reference to such 2000 Plan, a copy of which is attached to this Proxy Statement as Exhibit 10.15 and is incorporated by reference herein. Attention is particularly directed to the description therein of the prices, expiration dates and other material conditions upon which the options may be granted and exercised.

The 2000 Plan provides, among other things, that options may be granted to purchase shares of Class A Common Stock at a price per share fixed by the Board of Directors; provided, however, that in the case of an incentive stock option ("ISO"), as defined by Section 422 of the Internal Revenue Code, as amended, the exercise price shall not be less than 100% of the fair market value of the Class A Common Stock on the date of the option grant (110% of such fair market value in the case of optionees holding 10% or more of the total combined voting rights of all classes of stock of the Company or its subsidiaries). The Board of Directors may determine the employees, directors, consultants and advisors to whom options are to be granted and the number of shares subject to each option. Options may be exercised by the payment in full in cash or by the tendering of shares of Class A Common Stock having a fair market value, as determined by the Board of Directors, equal to the option exercise grant. The Board of Directors shall determine whether an option granted under the Plan is intended to be an ISO, or whether such option is intended not to be an ISO.

The principal federal income tax consequences of the issuance and granting of options will be as follows:

Although an individual can receive an unlimited number of ISOs during any calendar year, the aggregate fair market value (determined at the time of the option grant) of the stock with respect to which ISOs first become exercisable during any calendar year (under all of the Company's Plans) cannot exceed $100,000. An optionee will not realize taxable income for federal income tax purposes upon the exercise of an ISO provided he does not dispose of shares acquired upon the exercise within two years from the date of grant or within one year from the date of exercise. If these conditions are met, the Company will not be entitled to a deduction in connection with the grant or the exercise of the option. The net capital gain realized on the sale or disposition of the shares is subject to tax at the same rate as ordinary income. If the optionee disposes of the shares within the two year or one year periods mentioned above, he will realize taxable ordinary income in an amount equal to any excess of the fair market value of the shares on the date of exercise (or the amount realized on disposition, if less) over the option price, and the Company will be allowed a corresponding deduction as the case of a non-ISO.

The foregoing is only a summary of the effect of federal income taxation upon the Optionee and the Company with respect to the grant and exercise of options under the 2000 Plan, does not purport to be complete, and does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

The Board of Directors is of the opinion that adoption of the proposed 2000 Plan is in the best interests of the Company in that it will aid the Company in securing and retaining competent management personnel and other employees by making it possible to offer them an opportunity to acquire stock of the Company and thereby increase their proprietary interest in the Company's success. The Company is also of the opinion that affording to the Board of Directors the right to determine the employees, consultants and advisors to be granted options and the number of shares as to which options will be granted, will permit the Board of Directors to weigh the advantages and disadvantages at any particular time and take into special circumstances with respect to attracting or retaining particular persons.

EXECUTIVE COMPENSATION
The following table sets forth compensation paid or accrued by the Company for services rendered to the Company's Chief Executive Officer and to each of the other executive officers of the Company whose cash compensation exceeded $100,000 for services rendered during the last three fiscal years.


                                      SUMMARY COMPENSATION TABLE
                                           Annual Compensation
                                ---------------------------------------

                                                          Other Annual
                               Fiscal   Salary    Bonus   Compensation
Name and Principal Position     Year     ($)      ($)         ($)
---------------------------    ------ --------- -------- --------------

Hayden Leason                   2000     -0-       -0-         -0-
Chairman of the Board and       1999     -0-       -0-         -0-
Chief Executive Officer(2)      1998     -0-       -0-         -0-
---------------------------    ------ --------- -------- --------------
Brock Koren                     2000    175,000  12,500        -0-
President and Chief             1999    135,000    -0-         -0-
Executive Officer               1998       -        -           -
---------------------------    ------ --------- -------- --------------
Harry Melkonian,
Chairman of the Board,          2000    150,000    -0-         -0-
President and Chief             1999    150,000  20,600        -0-
ExecutiveOfficer(3)             1998    150,000  40,000        -0-
---------------------------    ------ --------- -------- --------------
Patrick J. Holmes               2000    125,000    -0-         -0-
Executive Vice President,       1999    125,000   9,400        -0-
CFO, Secretary and Treasurer(4) 1998    125,000  15,000        -0-
---------------------------    ------ --------- -------- --------------

                                             Long Term Compensation
                               -------------------------------------------------
                                          Awards           Payouts
                                          ------           -------
                                   Restricted Securities
                                      Stock    Underlying   LTIP      All Other
                                      Awards    Options    Payouts  Compensation
                                      -------  ----------- -------  ------------
Name and Principal Position     Year    ($)       (#)        ($)        ($)(1)
---------------------------    ------   ----      ----       ----       ------
Hayden Leason                   2000    -0-       -0-        -0-         -0-
Chairman of the Board and       1999    -0-       -0-        -0-         -0-
Chief Executive Officer(2)      1998    -0-       -0-        -0-         -0-
---------------------------    ------ -------  ----------- -------  ------------
Brock Koren                     2000    -0-     200,000      -0-        8,600
President and Chief             1999    -0-     100,000      -0-        5,300
Executive Officer               1998     -         -          -           -
---------------------------    ------ -------  ----------- -------  ------------
Harry Melkonian
Chairman of the Board,          2000    -0-       -0-        -0-        4,500
President and Chief             1999    -0-     200,000      -0-        4,500
Executive Officer(3)            1998    -0-       -0-        -0-        4,700
---------------------------    ------ -------  ----------- -------  ------------
Patrick J. Holmes               2000    -0-     100,000      -0-        8,600
Executive Vice President,       1999    -0-      50,000      -0-        8,600
CFO, Secretary and Treasurer(4) 1998    -0-       -0-        -0-        3,900
---------------------------    ------ -------  ----------- -------  ------------

1 Represents amounts paid by the Company on behalf of the named person in connection with the Company's 401(k) Retirement Plan, vacation pay and car allowance.

2 Mr. Leason  resigned as Chairman of the Board and Chief  Executive  Officer in
  October 1997, was re-elected as Chairman of the Board in October 1999, and subsequently resigned from the Board of Directors in July 2000. Options granted as part of plans provided to outside directors of the Company have been excluded from the table (0 in 2000 and 1,000 in 1999).

3 Mr.  Melkonian  was elected  Chief  Executive  Officer in October,  1997,  and
  Chairman of the Board in April 1998, and resigned from the Company in October 1999. Compensation continues under employment agreement.

4 Mr. Holmes was employed by the Company through March 2000.

Employment Agreements
---------------------
The Company has employment and termination agreements with certain current and former employees, under which the employees may receive severance pay through the end of the term of the contract or up to twelve months.

Stock Options
-------------
The following tables set forth certain information concerning stock options granted to the persons named in the Summary Compensation Table during the last fiscal year and unexercised stock options held by such persons at the end of such fiscal year.

                          Option Grants in Fiscal 2000
                                Individual Grants

                        Number of       % of Total
                        Securities    Options Granted   Exercise or
                        Underlying    to Employees in   Base Price   Expiration
                         Options        Fiscal Year       ($/Sh)        Date
 Name(1)                Granted (#)
-------------------- ---------------- --------------- ------------- ------------

Brock Koren              200,000            32%       $.563/$.75(2)   11/11/09
-------------------- ---------------- --------------- ------------- ------------

Patrick J. Holmes        100,000            16%       $.563/$.75(3)   11/11/09
-------------------- ---------------- --------------- ------------- ------------

1 See "Summary Compensation Table" for principal position.

2 Options granted in two lots of 100,000 each, having exercise prices of $.563 per share and $.75 per share, respectively.

3 Options granted in two lots of 50,000 each, having exercise prices of $.563 per share and $.75 per share, respectively.

  Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                 Number of
                                                 Securities       Value of
                                                 Underlying      Unexercised
                                                 Unexercised     In-the-Money
                                                 Options at        Options
                                                 Fiscal Year      at Fiscal
                                                   End (#)       Year End($)
                     Shares Acquired   Value    Exercisable/     Exercisable/
Name(1)              on Exercise(#)  Realized   Unexercisable    Unexercisable
----                 ------------    --------   --------------   --------------
Hayden Leason           35,500       $490,000      -0-/500         -0-/$3,100
Brock Koren             25,000       $193,000    -0-/275,000        -0-/-0-
Patrick J. Holmes      156,000     $1,372,000    144,000/-0-      $834,000/-0-

1    See "Summary Compensation Table"  for principal position.

Compensation of Directors
-------------------------
In October 1995, the Board of Directors eliminated the accrual or payment of all fees including all annual fees, meeting fees and any payment for services as the Chairman or Member of any Committee of the Board of Directors except for reasonable travel expenses. In March 2000, the Board of Directors voted to re-establish a directors' fee in the amount of $2,500, payable to each director, for each meeting attended. The fee is paid to each non-employee director, with the exception of Hayden Leason, former Chairman of the Board, who voluntarily waived his fee. In addition, all directors, including employee directors, are reimbursed for reasonable travel expenses incurred in connection with their attending meetings of the Board of Directors and committees. Each of the directors who is not an employee of the Company is eligible for grants of stock options upon their appointment to the Board of Directors under the 1991 Special Directors Stock Option Plan and on an annual basis so long as they remain on the Board. In January 1998, the Board reinstated participation in the 1991 Special Directors Stock Option Plan, which had also been suspended in October 1995, other than initial grants for new directors. Directors who are also officers of the Company or its affiliates do not receive cash compensation in consideration for their services as directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
See "Executive Compensation".


RELATIONSHIP WITH INDEPENDENT AUDITORS
On March 24, 2000, the Board of Directors decided to change independent accountants and voted to replace Arthur Andersen LLP with Farber & Hass LLP as the Company's independent auditor. In connection with its audits for the two most recent fiscal years, there have been no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, the reports of Arthur Andersen LLP on the Company's financial statements contained no adverse opinions or disclaimers and were not qualified or modified as to uncertainty, audit scope or accounting principle.

Farber & Hass, independent auditors, audited the Company's financial statements for fiscal year 2000, and have been selected to audit the Company's financial statements for fiscal year 2001. Representatives of Farber & Hass are expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if they desire to do so.

EXPENSES
The entire cost of preparing, assembling, printing and mailing the Proxy Statement, the enclosed Proxy, Annual Report and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

STOCKHOLDER PROPOSALS
Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders in 2001 must be received at the Company's principal executive office no later than April 20, 2001.

                                        By Order of the Board of Directors


                                        /s/ Susan A. Schmidt
Camarillo, California                   Susan A. Schmidt
July 31, 2000                           Secretary



THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED MARCH 26, 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS). SUCH REQUESTS SHOULD BE DIRECTED TO CORPORATE SECRETARY, 1240 AVENIDA ACASO, CAMARILLO, CALIFORNIA 93012.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            ADVANCED PHOTONIX, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 25, 2000

The undersigned hereby constitutes and appoints Richard D. Kurtz and M. Scott Farese or any one of them, as proxies, with full power of substitution, to vote all shares of stock of Advanced Photonix, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Company's Corporate office, 1240 Avenida Acaso, Camarillo, California, at 10:00 o'clock A.M.,
Pacific Time, on August 25, 2000, or at any adjournments or postponements thereof:

(1) Election of Directors

FOR all nominees listed below (except as marked to the contrary below) / /

WITHHOLD AUTHORITY to vote for all nominees listed below / /

Brock Koren, Richard D. Kurtz, M. Scott Farese, Stephen P. Soltwedel

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the above list.)

(2) To approve the Advanced Photonix, Inc. 2000 Stock Option Plan

Vote for / /       Vote against / /        Vote abstained / /

(3) To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

                         (PLEASE SIGN ON REVERSE SIDE)
--------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED, OR IF NO SPECIFICATIONS ARE MADE, WILL BE VOTED BY THE PROXIES FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR AND FOR THE 2000 STOCK OPTION PLAN, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF MEETING AND ANNUAL REPORT FURNISHED HEREWITH.

Dated:_____________________, 2000

_________________________________
Signature of Stockholder

_________________________________
Signature of Stockholder

Note: When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by duly authorized officer or officers and affix the corporate seal. Where stock is issued in the name of two or more persons, all such persons should sign. Please date, sign and return in the enclosed envelope promptly.